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                                                                                                       EXHIBIT 99.2
Lawrence Financial Holdings, Inc.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


(In thousands, except share data)                                        March 31, 2005           December 31, 2004
-------------------------------------------------------------------------------------------------------------------
                                                                           (Unaudited)
-------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                       $  12,860                   $  13,375
Investment securities designated as available for sale - at market               18,007                      22,158
Loans receivable - net                                                           76,463                      74,093
Office premises and equipment - net                                               3,221                       3,237
Federal Home Loan Bank stock - at cost                                              673                         666
Accrued interest receivable                                                         512                         502
Cash surrender value of life insurance                                            2,394                       2,373
Other assets                                                                      3,419                       2,756
-------------------------------------------------------------------------------------------------------------------

     TOTAL ASSETS                                                              $117,549                    $119,160

===================================================================================================================

LIABILITIES & STOCKHOLDERS' EQUITY
Deposits
     Demand                                                                   $   9,497                   $   8,890
     Savings and time deposits                                                   94,812                      99,057
-------------------------------------------------------------------------------------------------------------------
          Total deposits                                                        104,309                     107,947
Federal Home Loan Bank advances                                                   3,200                          --
Other liabilities                                                                   459                         664
-------------------------------------------------------------------------------------------------------------------
          Total liabilities                                                     107,968                     108,611

Stockholders' equity
     Common stock -- $0.01 par value; authorized 4,000,000 shares, 799,110
          shares issued at March 31, 2005 and December 31, 2004                       8                           8
     Additional paid-in capital                                                   7,593                       7,659
     Retained earnings                                                            5,320                       6,158
     Treasury stock (149,000 shares at March 31, 2005 and December 31,
           2004 - at cost)                                                       (2,729)                     (2,729)
     Unearned ESOP shares - 31,044 shares at March 31, 2005 and
          December 31, 2004                                                        (310)                       (310)
     Unearned restricted stock awards -- 4,655 shares at
          December 31, 2004                                                          --                         (67)
     Accumulated comprehensive loss:
          Unrealized loss on securities designated as available for sale,
               net of related tax effects                                          (301)                       (170)
-------------------------------------------------------------------------------------------------------------------
           Total stockholders' equity                                             9,581                      10,549
-------------------------------------------------------------------------------------------------------------------

     TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                  $117,549                   $ 119,160

===================================================================================================================

                                                       6
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Lawrence Financial Holdings, Inc.
CONSOLIDATED STATEMENTS OF LOSS


                                                                          For the three            For the twelve
                                                                          months ended              months ended
(In thousands, except share data)                                        March 31, 2005           December 31, 2004
-------------------------------------------------------------------------------------------------------------------
                                                                           (Unaudited)
-------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
     Loans                                                                      $ 1,173                     $ 5,230
     Investments                                                                    202                         910
     Interest-bearing deposits                                                       57                          74
-------------------------------------------------------------------------------------------------------------------
          Total interest income                                                   1,432                       6,214

INTEREST EXPENSE
     Deposits                                                                       444                       1,830
     Borrowings                                                                      9                           --
-------------------------------------------------------------------------------------------------------------------
          Total interest expense                                                    453                       1,830
-------------------------------------------------------------------------------------------------------------------
          Net interest income                                                       453                       4,384
Provision for losses on loans                                                        --                         590


          Net interest income after provision for losses on loans                   979                       3,794

OTHER INCOME
     Service charges                                                                104                         460
     Gain (loss) on sale of securities                                              (68)                         75
     Other operating                                                                 94                         107
-------------------------------------------------------------------------------------------------------------------
          Total other income                                                        130                         642

GENERAL, ADMINISTRATIVE AND OTHER EXPENSE
     Employee compensation and benefits                                             552                       2,016
     Occupancy and equipment                                                        107                         423
     Federal deposit insurance premiums                                              14                          16
     Franchise taxes                                                                 38                         133
     Loss on sale of loans                                                           --                       4,435
     Employment agreement termination costs                                         744                         813
     Other operating                                                                874                       1,887
-------------------------------------------------------------------------------------------------------------------
          Total general, administrative and other expense                         2,329                       9,723
-------------------------------------------------------------------------------------------------------------------
          Loss before federal income tax benefit                                 (1,220)                     (5,287)

FEDERAL INCOME TAXES
     Federal income tax benefit                                                    (428)                     (1,843)
-------------------------------------------------------------------------------------------------------------------

NET (LOSS)                                                                      $  (792)                    $(3,444)

===================================================================================================================

EARNINGS PER SHARE
     Basic                                                                      $ (0.99)                    $ (5.66)

===================================================================================================================

     Diluted                                                                    $ (0.99)                    $ (5.66)

===================================================================================================================

                                                       7
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Lawrence Financial Holdings, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                                          For the three            For the twelve
                                                                          months ended              months ended
(In thousands, except share data)                                        March 31, 2005           December 31, 2004
-------------------------------------------------------------------------------------------------------------------
                                                                            (Unaudited)
-------------------------------------------------------------------------------------------------------------------
CASH FLOWS FORM OPERATING ACTIVITIES:
     Net (loss)                                                                $   (792)                  $ (3,444)
     Adjustments to reconcile net (loss) to net cash provided by
          (used in) operating activities:
               Depreciation and amortization                                         83                        402
               (Gain) loss on sale of securities                                     68                        (75)
               Loss on sale of loans                                                                         4,435
               Loss on disposal of real estate owned                                                            17
               Federal Home Loan Bank stock dividends                                (7)                       (27)
               Provision for losses on loans                                                                   590
               Deferred tax benefit                                                                         (1,532)
               ESOP expense                                                                                    148
               Restricted stock award expense                                        11                         67
               Change in other assets and liabilities                              (749)                     1,613
-------------------------------------------------------------------------------------------------------------------
                    Net cash provided by (used in) operating activities          (1,386)                     2,194

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
     Purchase of interest-earning time deposits with other institutions                                     (7,000)
     Purchase of investment securities designated as available for sale                                    (11,193)
     Purchase of loans                                                                                      (5,080)
     Purchase of premises and equipment                                             (43)                       (24)
     Proceeds from the sale of loans                                                                         7,196
     Proceeds from the sale of real estate owned                                                               216
     Proceeds from the sale of investment securities designated
          as available for sale                                                   2,565                      4,550
     Calls, maturities and repayments of securities designated as
          available for sale                                                      1,296                     10,542
     Net change in loans                                                         (2,369)                      (441)
-------------------------------------------------------------------------------------------------------------------
                    Net cash provided by (used in) investing activities           1,449                     (1,234)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
     Net change in deposits                                                      (3,732)                    (3,049)
     Cash dividends paid                                                            (46)                      (179)
     Advances from the Federal Home Loan Bank                                     3,200                         --
-------------------------------------------------------------------------------------------------------------------
                    Net cash used in financing activities                          (578)                    (3,228)

Net change in cash and cash equivalents                                            (515)                    (2,268)
Cash and cash equivalents at beginning of period                                  6,375                     10,643
-------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                     $  5,860                   $  8,375
===================================================================================================================

SUPPLEMENTAL DISCLOSURES:
     Cash paid during the period for:
          Federal income taxes                                                 $     40                   $    133
===================================================================================================================
          Interest on deposits                                                 $    452                   $  1,835
===================================================================================================================
     Non-cash transactions:
          Transfer of loans to real estate owned                               $     --                   $    215
===================================================================================================================
          Transfer of loans to loans held for sale                             $     --                   $ 11,506
===================================================================================================================

                                                        8
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